Exhibit 23.1
Wrap-N-Roll USA, Inc.
Form SB-2, Amendment No. 3
File No. 333-64800






          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Amendment No. 3 to the Registration Statement on Form SB-2 for Wrap-N-Roll USA, Inc., of our report dated February 16, 2001, relating to the December 31, 2000 financial statements of Wrap-N-Roll USA, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts".





PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
January 28, 2002





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